CarLotz Announces CEO Transition
Lev Peker, CarParts.com CEO, Will Assume Top Post and Join Board of Directors Effective April 18

March 15, 2022 – Richmond, VA – CarLotz (“CarLotz” or the “Company”), a leading consignment-to-retail used vehicle marketplace, announced today the appointment of Lev Peker to the role of Chief Executive Officer, effective April 18, 2022.
“Lev brings to CarLotz an exceptional blend of senior executive leadership experience, proven industry capabilities in online retail and a track record of shareholder value creation,” said Luis Solorzano, Chairman of the Board for CarLotz. “We believe Lev’s record of success as a CEO, with acumen in marketing, operations, and finance, and a history leading a consumer facing, technology-enabled, and operationally complex business, make him an ideal choice to take CarLotz into its next chapter of growth. We believe that Lev will be instrumental in helping to strengthen and grow the business and that under his leadership, CarLotz will be positioned for long-term success.”
Mr. Peker joins CarLotz after serving as Chief Executive Officer at CarParts.com, a leading e-commerce provider of automotive parts and accessories. Prior to that, he was Chief Marketing Officer at Adorama, a leading electronics retailer. Previously, Mr. Peker held senior positions at Sears Holdings Corporation and CarParts.com.
“I am excited for the opportunity to lead CarLotz into a new era of growth and innovation,” said Mr. Peker. “With an innovative business model, I believe CarLotz has great potential to increase market share as we emerge from COVID-19 and supply chain-related challenges that have hampered sourcing and operations throughout the sector.”
“On behalf of the Board of Directors, employees in the Richmond headquarters and throughout the U.S., and our business partners, we thank Michael for his vision, leadership and support,” added Mr. Solorzano. “Michael and the founding team saw an opportunity in the consignment marketplace and built a business that is changing the car buying and selling experience. We continue to see significant opportunity in Carlotz and look forward to its next chapter led by Lev.”
CarLotz issued its Q4 2021 earnings results concurrently this afternoon, which can be accessed at https://investors.carlotz.com/.
About CarLotz
CarLotz is a leading consignment-to-retail used vehicle marketplace that provides our corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to easily access the retail sales channel. Our mission is to create the world's greatest vehicle buying and selling experience. We operate a technology-enabled buying, sourcing, and selling model that offers an omni-channel experience and comprehensive selection of vehicles. Our proprietary technology provides our corporate vehicle sourcing partners with real-time performance metrics and data analytics, along with custom business intelligence reporting that enables vehicle triage optimization between the wholesale and retail channels.
Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations, including statements regarding CarLotz’ expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,”

“seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such statements are based on management’s current expectations and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause such differences include those disclosed in CarLotz’ filings with the SEC, including those resulting from the impact of the ongoing Covid-19 pandemic on our business and general business and economic conditions and our ability to successfully execute our business plan. Forward-looking statements speak only as of the date they are made, and CarLotz is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

CONTACTS

Investors:
Susan Lewis, VP - Investor Relations
slewis@CarLotz.com
Or
CarLotzIR@icrinc.com

Media:

Leslie Griles
Leslie.Griles@CarLotz.com
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